UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2026 (August 20, 2026)

SolarMax Technology, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41959	26-2028786
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3080 12th Street

Riverside, California 92507

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (951) 300-0788

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMXT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 20, 2026, SolarMax Technology, Inc. (the “Company”) received a notice from The Nasdaq Stock Market (“Nasdaq”) that the Company does not meet requirements for the continued listing of its common stock on Nasdaq pursuant to Listing Rule 5250(c)(1) because it has failed to file its Form 10-Q for the quarter ended June 30, 2026. Under the Nasdaq rules, the Company has 60 calendar days from August 20, 2026, which is October 19, 2026, to submit a plan to regain compliance. If Nasdaq accepts the Company’s plan, Nasdaq can grant an exception of up to 180 days from the filing’s due date, which would be February 16, 2027. On August 21, 2026, the Company issued a press release with respect to the notice from Nasdaq described in this paragraph.  The press release is furnished as Exhibit 99.1.

As previously reported, on March 3, 2026, the Company received a notice from Nasdaq that the Company does not meet Nasdaq’s continued listing requirement that it maintain a minimum bid price of $1.00. The Company has until August 31, 2026 to satisfy this continued listing requirement. With a view to addressing this failure, on August 13, 2026, the Company effected a one-for-12 reverse split of its common stock.

As previously reported, on June 22, 2026, the Company received a notice from Nasdaq that the Company does not meet the Nasdaq Capital Market continued listing requirement that it maintain a market value of listed securities of at least $35 million. The Company has until December 21, 2026, to regain compliance.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated August 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SolarMax Technology, Inc.

	By:	/s/ David Hsu
David Hsu
Chief Executive Officer

Dated: August 21, 2026

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